Legal proceedings	12 Months Ended
Mar. 31, 2020
Disclosure of legal proceedings [Abstract]
Disclosure of legal proceedings [text block]
32.	Legal proceedings

a)	Proceedings before Department of Telecommunications

(i)	License fees

DoT had issued separate licenses to Sify Technologies Ltd (Sify) for providing Internet, National Long Distance & International Long Distance services.. The license fee was payable to the DoT on the Adjusted Gross Revenue (AGR) as per the terms of each license. Sify has been regularly paying license fee on the revenue arising out of services as per the license conditions.

DoT has raised demands on service providers providing Internet, NLD, ILD services etc. demanding license fee on the revenue made by the service providers from other business income such as Data Centre, Cloud, application services, power, Gas, etc. DoT contended that all the income of the company irrespective of the business was required to be considered as part of 'income' for the purpose of calculation of the license fee. The Internet Service Providers through its association ISPAI challenged DoT's demand by way of separate petitions. The company filed a Writ Petition before Hon’ble Madras High Court challenging the demand made by DoT on the Income accruing from other business units which is still pending. Meanwhile TDSAT passed a separate order in favor of Access Telecom service providers & Internet Service Providers.

"DoT subsequently challenged the order of TDSAT passed in favor of Access Telecom Service Providers before Hon’ble Supreme Court of India. The Hon’ble Supreme Court by its order dated 24.10.2019 set aside the order of the TDSAT & held that Access Telecom Service Providers should pay the license fee as per its license conditions.

DoT attempted to apply the judgement of the Hon’ble Supreme Court on the Service Providers providing ISP, NLD, ILD services. These Service providers which had different license conditions and having revenue from other business units approached the Hon’ble Supreme Court stating that Hon’ble Supreme Court judgement dated 24.10.2019 on the access Telecom Service Providers is not applicable to other services providers as license conditions were different from the Access Telecom Service Providers. The Hon’ble Supreme Court chose not to hear the petitions and directed the other service providers to approach the appropriate forum.

The Company which had approached Hon’ble High Court of Madras (Court) in 2013 by filing a writ petition prohibiting Department of Telecommunications (DOT) from levying a license fee on non-licensed activities obtained stay of the demands. The Hon’ble Court restrained DoT from recovering the license fee in respect of non- telecom activities and the case is pending for hearing. The Company believes that it has adequate legal defenses against the demand raised by DoT and that the ultimate outcome of these actions will not have a material adverse effect on the Company's financial position and result of operations. ISPAI, association representing the internet service providers including the company issued a letter to DoT stating that the Hon’ble Supreme Court judgement dated 24.10.2019 is not applicable to Internet Service Providers and the license conditions are different.

The Company which had received notices for earlier years from DoT claiming License fee on the total Income (including income from Non Licensed activities) has already responded to these notices stating that license fees are not payable on income from non-licensed activities. The Company believes that it has adequate legal defenses against these notices and that the ultimate outcome of these actions may not have a material adverse effect on the Company's financial position and result of operations.""

DoT in its written submission made before the Hon’ble Supreme Court had clearly mentioned that non telecom revenue would stand excluded from the purview of the gross revenue . In 2017, the Hon’ble Tripura High Court held that Service Providers are not liable to pay license fee on the income accruing from other businesses."

(ii)	The present license for ISP under Unified License issued by DOT on June 2, 2014 provides for payment of License fee on pure internet services. However, the Company through Internet Service Providers Association of India (ISPAI) challenged the said clause before TDSAT and has not made payment in this regard. TDSAT passed a stay order on DOT from charging the License fee on pure internet services. The Company has appropriately accounted for any adverse effect that may arise in this regard in the books of account. However TDSAT by its order dated 18.10.2019 held that license fee is not chargeable on the Internet Service Providers.

b) The Group is party to additional legal actions arising in the ordinary course of business. Based on the available information as at March 31, 2020, the Group believes that it has adequate legal defense for these actions and that the ultimate outcome of these actions will not have a material adverse effect [the maximum financial exposure would be ₹ 88,257 (March 31, 2019: ₹ 91,629)] on the Group's financial position and results of operations.

c) The Company has received an order passed under section 7A of the Employees Provident Fund & Miscellaneous Provisions Act, 1952 from Employees Provident Fund Organization

(EPFO) claiming provident fund contribution aggregating to ₹ 6,432 on special allowances paid to employees. The company has filed a writ petition before High court of Madras and obtained the stay of demand. In Feb 2019, the Supreme Court held, in a similar case, that Special allowances paid by the employer to its employee will be included in the scope of basic wages and subject to provident fund contribution. However, the Supreme Court has not fixed the effective date of order.

d) During the year, Directorate General of Goods and Services Tax Intelligence (DGGI) did an inspection based on the analysis of service tax returns filed by the Group in the past. The Group has been categorising services relating to e-Learning and Infrastructure Management Services provided to foreign customers billed in convertible foreign currency under OIDAR services while filing its half-yearly service tax return. However, based on the Place of Provision of Services Rules then applicable under the Finance Act, 1994, Service Tax has to be paid for OIDAR services provided to foreign customers even if the conditions for qualifying as export of services are met. Hence, the DGGI contended that Service Tax should be paid on the services classified as OIDAR services in the returns. The total contended during the period April 2014 to November 2016 of Service Tax was ₹ 161,800 and the Interest & Penalty as applicable. The Group believes that the services relating to e-learning and infrastructure management services will not fall under OIDAR services and also the activities covered under E-learning and IMS does not meet the conditions for taxation under the provisions applicable as OIDAR and hence there is no liability. However, during the investigation, the Group has paid ₹ ₹ 64,600 under protest to continue the proceeding with the relevant adjudicating authorities. Thereafter, the DGGI has issued Show Cause Notice and the Group has replied on the same. The matter is pending with the Adjudicating Authority. The Group believes that no provision is required to be made against this demand.